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                             EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT (the "Agreement") is entered into as of the 28th day of February, 2000, between METRUM-DATATAPE, INC, a Delaware corporation (the "Company") and G. DARRELL ROBERTSON , a new employee of the Company (the "Employee").

     WHEREAS, the Company recognizes that the Employee has made a commitment to relocate his family from Pennsylvania to California in order to join the Company and, in order to relieve the Employee of any apprehension concerning employment security during his period of transition to the Company and, therefore, help ensure that the Employee remains dedicated and focused on managing the affairs of the Company, the Company desires to enter into this Agreement with the Employee; and

     WHEREAS, the Employee: (i) has read and understands the terms and conditions of this Agreement, and (ii) desires and intends to remain employed by the Company in the Employee's present position, pursuant to the terms and conditions hereof, and (iii) further intends to expend the Employee's time, knowledge, expertise and energy while at work to help the Company build upon and improve the condition of the business.

     NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

I.   EMPLOYMENT PROVISIONS

     1.1. Term.  This Agreement shall be for a term of one-year commencing on
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February 28, 2000 and ending on February 27, 2001, unless the Employee's employment with the Company ends before that date for any of the reasons which are specified in Section 1.4 of this Agreement (the "Term").

     1.2. Compensation and Benefits.  As consideration for the services rendered
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by the Employee pursuant to this Agreement, including the agreement to devote the Employee's full business time and efforts to the performance of the duties and responsibilities of the Employee's position or positions at the Company, the Company will provide compensation and benefits to the Employee as follows:

     (a)  Salary.  A base salary of ONE HUNDRED EIGHTY FIVE THOUSAND DOLLARS
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($185,000), which will be dispersed in accordance with the standard payroll practices of the Company for salaried personnel. During the Term of this Agreement, the Company may increase the base salary of the Employee at the Company's sole discretion.

     (b)  Vacation.  Paid vacation in accordance with the Company's vacation
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schedule policy.

     (c)  Additional Benefits.  Participation (at the expense of the Company,
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where lawful and consistent with Company policy) in any and all employee retirement, medical, life and disability insurance and other benefits made available to salaried employees of the Company.

     1.3. Termination of Employment With Payment.  If the Employee is terminated
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by the Company during the Term of this Agreement without cause or for reasons other than those described in Section 1.4 hereof, the Company will compensate the Employee as follows:

          (a) the Company will provide the Employee with pay continuance for a period of one year from the date of termination. Pay continuance will be calculated based upon an annual rate which is equal to the Employee's base salary at the time of termination, less any applicable federal and state taxes, and will be dispersed in accordance with the standard payroll practices of the Company for salaried personnel;

          (b) the Company will make a lump sum payment to the Employee at the time of termination for all earned and/or accrued vacation days through the date of termination;
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          (c)  the Company will provide hospitalization and medical insurance coverage, equal to the coverage provided to active salaried employees of the Company under its employee health plan (prior to the exercise of COBRA rights), for a period of one year from the date of termination; and

          (d) the Company will provide life insurance coverage equal to the coverage provided by the Company's life insurance plan to active salaried employees of the Company for a period of one year from the date of termination.

     1.4. Termination of Employment Without Payment.  Should the Employee's
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employment with the Company terminate prior to the expiration of the Term of this Agreement upon the occurrence of any one or more of the following events, the Company will be without any further obligation to the Employee and will be under no obligation to provide the Employee with any compensation whatsoever pursuant to this Agreement other than salary and/or vacation pay in accordance with the then current policies of the Company:

          (a) the voluntary resignation of the Employee (in which case the Employee will also agree to reimburse the Company for all out-of-pocket expenses incurred by it for purposes of hiring and relocating the Employee and his family to California from Pennsylvania);

          (b)  the death of the Employee;

          (c) the material failure by the Employee to meet the performance standards of the Employee's job, as determined by the Company, provided that such material failure has not been cured within a reasonable time required to cure such failure;

          (d) gross negligence or willful misconduct by the Employee in the performance of the Employee's duties for the Company;

          (e) a material breach by Employee of any of the obligations of this Agreement, including, specifically, but not limited to the confidentiality provisions contained in Section 2.4 hereof;

          (f) the conviction of the Employee (or the entering of a plea of guilty or nolo contendere by the Employee) for fraud, misappropriation, embezzlement, financial misconduct, or any other felony;

          (g) the determination by the Company that the Employee has been unable, for a continuous period of at least six (6) months or for shorter periods totaling six (6) months during any 12-month period, to perform the Employee's duties because of injury, illness, or other physical or mental disability for which the Company was unable to make reasonable accommodation; or

          (h) the refusal by the Employee to accept an offer of employment by the Company, any affiliate of the Company, or any successor to the Company, at a base salary that is equal to or greater than the Employee's base salary at the time the offer is made, unless such offer of employment is for a job at a location that is outside of the Continental United States.

II.  GENERAL PROVISIONS

     2.1. Representations by the Employee.  The Employee hereby represents and
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warrants to the Company that:

          (a) the Employee's execution and delivery of this Agreement and the performance of the Employee's duties and obligations hereunder will not conflict with, cause a breach or default under, or give any party a right to damages under (or to terminate) any other agreement to which the Employee is party or by which Employee is bound; and

          (b)  there are no restrictions, agreements or understandings that would make unlawful the Employee's execution or delivery of this Agreement or the Employee's employment hereunder.
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     2.2. Right of Offset.  The parties hereto agree that the Company may reduce
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any compensation otherwise payable to the Employee under this Agreement by any amounts payable by the Employee to the Company or an affiliate of the Company.

     2.3. Noncompetition.
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          (a)  The Employee agrees that, during the Term of this Agreement, he will refrain from directly or indirectly (i) engaging or participating, as a principal, officer, director, employee, shareholder, investor, consultant, advisor, partner, joint venturer, broker, agent, equity owner, or in any other capacity whatsoever, in any business enterprise (regardless of whether it is a sole proprietorship or a corporation, partnership, trust, business association, or other equity) that engages (in the United States), directly or indirectly, in providing electronic testing services, calibration services and/or the sale of gaussmeters, current sensors and probes for commercial customers or for agencies of the United States government; or (ii) causing or attempting to cause (A) any person or entity to whom or for whom the Company or any subsidiary of the Company sells or distributes any product to terminate or reduce its relationship or dealings with the Company or such subsidiary, or (B) any company whose products are sold by or through the Company or any subsidiary of the Company to terminate or reduce its relationship or dealings with the Company or such subsidiary; (iii) causing or attempting to cause any employee, agent, consultant, or independent contractor of the Company or of any subsidiary of the Company to cease serving the Company in such capacity; or (iv) hiring or otherwise retaining or soliciting any person who is employed by the Company as an employee, consultant or other contractor of the Company.

     2.4. Confidentiality.
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          (a)  General Information.  The Employee shall refrain from disclosing
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to any other person or entity any confidential documents or confidential information concerning the Company or its affiliates obtained by the Employee at any time. "Confidential Information" shall include but not be limited to communications with customers and active prospective customers, prices, contracts, financial information, marketing strategies, customer programs, computer programs, intellectual property and any other such information that would not otherwise be generally known by or available to a third party.

          (b)  Information Regarding this Agreement.  Except as may be
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necessary to enforce the terms of this Agreement or as may otherwise be required by law, the Employee shall not disclose to any other person or entity: (i) any of the contents of this Agreement, (ii) any of the contents of the discussions, negotiations, or correspondence leading up to this Agreement, or (iii) any information regarding a potential or actual transaction concerning the business.

          The parties hereto agree that the provisions contained in Section 2.4(a) shall survive the termination of this Agreement and shall remain in force for a period of three (3) years thereafter.

     2.5. Expenses.  Except as otherwise specifically provided in this
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Agreement, each party hereto will pay its own expenses respectively incurred or to be incurred by it in performing its obligations under this Agreement, or in consummating the transactions contemplated by this Agreement.

     2.6. Notices.  Any notice or communication given pursuant to this Agreement
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must be in writing and (a) delivered personally, (b) sent by telefacsimile or other similar facsimile transmission, (c) delivered by overnight express, or (d) sent by registered or certified mail, postage prepaid, as follows:

          (i)  If to the Employee:

               G. Darrell Robertson
               561 Nancy Road
               Yardley, Pennsylvania 19067
               Facsimile number:  (215) 428-4587
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           (ii)  If to the Company:

                 Metrum-Datatape, Inc.
                 605 East Huntington Drive
                 Monrovia, California 91016-3636
                 Attention:  Vice President of Finance
                 Facsimile number:  (626) 930-9475

     All notices and other communication required or permitted under this Agreement that are addressed as provided in this Section 2.6 will (a) if delivered personally or by overnight express, be deemed given upon delivery; (b) if delivered by telefacsimile or similar facsimile transmission, be deemed given when electronically confirmed; and (c) if sent by registered or certified mail, be deemed given when received. Any party from time to time may change its address for the purpose of notices to that party by giving a similar notice specifying a new address, but no such notice will be deemed to have been given until it is actually received by the party sought to be charged with the contents thereof.

     2.7.  Entire Agreement.  This Agreement constitutes the entire agreement
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between the parties hereto with respect to the subject matter hereof and supersedes all prior communications, agreements, understandings, representations, and warranties whether oral or written, between the parties hereto with respect to the subject matter hereof. There are no oral or written agreements, understandings, representations, or warranties between the parties hereto with respect to the subject matter hereof other than those set forth in this Agreement.

     2.8.  Assignment and Amendment of Agreement.  This Agreement will be
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binding upon the parties hereto and their respective successors and permitted assignees. Because the Employee's duties hereunder are special, personal and unique in nature, the Employee may not transfer, sell or otherwise assign the Employee's rights, obligations or benefits under this Agreement (and any attempt to do so will be void). The Company may assign its rights and obligations under this Agreement at its sole discretion. This Agreement may be modified or amended only by a writing duly executed on behalf of each party hereto.

     2.9.  Governing Law.  This Agreement will be governed by and construed and
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enforced in accordance with the laws of the state of California (without regard to the principles of conflict of laws) applicable to a contract executed and to be performed in such state.

     2.10. No Third Party Rights.  Except as specifically provided in this
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Agreement, this Agreement is not intended and may not be construed to create any rights (including third party beneficiary rights) in any parties other than the Employee and the Company and their respective successors and permitted assignees.

     2.11. Waiver and Remedies.  Any term or condition of this Agreement may be
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waived at any time by the party that is entitled to the benefit thereof.  Any such waiver will be in writing and will be executed by such party. A waiver on one occasion will not be deemed to be a waiver of the same or any other breach on a future occasion. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

     2.12. Invalid Provisions.  If any provision of this Agreement is held to be
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illegal, invalid, or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, (c) the provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom, and (d) in lieu of such illegal, invalid, or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible.

     2.13. Counterparts.  This Agreement may be executed simultaneously in two
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or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.
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     IN WITNESS WHEREOF, the Company and the Employee have executed this
Agreement as of the date first above written.

     COMPANY:                                EMPLOYEE:

     METRUM-DATATAPE, INC.                   G. DARRELL ROBERTSON


     /s/ Jeffrey T. Gill                     /s/ G. Darrell Robertson
     --------------------------------        ---------------------------------
     Jeffrey T. Gill
     Director